                                                                     EXHIBIT 4.1

                                                                 COMMON STOCK

NUMBER                                                              SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                       COMMUNITY CAPITAL BANCSHARES, INC.

                                                               CUSIP 203694 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that






is the owner of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $1.00 PAR VALUE, OF COMMUNITY CAPITAL BANCSHARES, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.


Countersigned and Registered:
  SUNTRUST BANK, ATLANTA
                   Transfer Agent
                    and Registrar

By

               Authorized Officer

                       COMMUNITY CAPITAL BANCSHARES, INC.
                                 CORPORATE SEAL
                                     [SEAL]
                                      1998
                                    GEORGIA

              Secretary                                 President
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                       COMMUNITY CAPITAL BANCSHARES, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_________________________________________________________________________________

_________________________________________________________________________________

___________________________________________________________________ of the Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: __________________________



                                     _______________________________________
                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.